EXHIBIT 99.1

Golden Matrix Group, Inc. Announces

Authorization of Stock Repurchase Program

LAS VEGAS, NV, March 31, 2023 - Golden Matrix Group Inc. (NASDAQ:GMGI)(“Golden Matrix”, “GMGI” or the “Company”), a developer and licensor of online gaming platforms, systems and gaming content, today announced that its Board of Directors has authorized the repurchase of up to a maximum of $2.0 million of shares of the Company’s common stock. Subject to any future extension in the discretion of the Board of Directors of the Company, the repurchase program is scheduled to expire on September 29, 2023, when a maximum of $2.0 million of the Company’s common stock has been repurchased, or when such program is discontinued by the Board of Directors.

“We believe the repurchase program may provide numerous benefits to the Company and its stockholders, including, among others, mitigation of overhang on the market for the Company’s common stock; attractive use of the Company’s capital to repurchase shares at current prices; a more tax-efficient way of returning capital to shareholders compared to declaring cash dividends; and accretion to earnings per share,” said Anthony Brian Goodman, Chief Executive Officer of the Company.

Under the stock repurchase program, shares may be repurchased from time to time in the open market or through negotiated transactions at prevailing market rates, or by other means in accordance with federal securities laws. Repurchases will be made at management’s discretion at prices management considers to be attractive and in the best interests of both the Company and its stockholders, subject to the availability of shares, general market conditions, the trading price of the common stock, alternative uses for capital, and the Company’s financial performance. Open market purchases are expected to be conducted in accordance with the limitations set forth in Rule 10b-18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and other applicable laws and regulations. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws.

The repurchase program may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases. The repurchase program does not obligate the Company to purchase any particular number of shares. There is no guarantee as to the exact number or value of shares that will be repurchased by the Company, if any.

The repurchase program will be funded using the Company’s working capital. As of January 31, 2023, the Company had 36,099,526 shares of common stock issued and outstanding and $15,423,897 in cash and cash equivalents.

All shares purchased by the Company under the stock repurchase program will be retired and returned to treasury.

About Golden Matrix

Golden Matrix Group, based in Las Vegas NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets.

Our sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to, risks relating to the timing or nature of the share repurchase program announced above; the ability of the parties to close the Meridian Bet Purchase Agreement (the “Purchase Agreement”) on the terms set forth in, and pursuant to the required timing set forth in, the Purchase Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the shareholders of MeridianBet Group or the Company (collectively, the “Purchase Agreement Parties”) to terminate the Purchase Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Purchase Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Purchase Agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the Purchase Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability of the Company to obtain the funding required to complete such acquisition, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the ability to obtain approval by the Company’s shareholders on the expected schedule of the transactions contemplated by the Purchase Agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase Agreement; the ability of the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the expected synergistic relationships and cost savings from the transactions contemplated by the Purchase Agreement; uncertainty as to the long-term value of the common stock of the Company following the closing of the Purchase Agreement; the business, economic and political conditions in the markets in which the Purchase Agreement Parties operate; the impact of the COVID-19 pandemic on the Company; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict, increased interest rates, recessions and increased inflation; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the Company’s chief executive officer has voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the Company’s prior lack of effective internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2022 and the Quarterly Report for the quarter ended January 31, 2023. These reports are filed with the SEC and available at www.sec.gov. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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Golden Matrix Group: www.goldenmatrix.com

Contact: ir@goldenmatrix.com

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